EXHIBIT 10.1

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of December 13, 2018 (this “Amendment”) is entered into among Aegion Corporation, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of October 30, 2015 (as amended by that First Amendment to Credit Agreement dated as of November 30, 2017 and that Second Amendment to Credit Agreement dated as of February 27, 2018 and as further amended and modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders further amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments. The Credit Agreement is hereby amended as follows:

(a)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“2019 Strategic Cash Restructuring Charges” means the cash portion of pre-tax charges relating to office closures, employee terminations, contract settlements, relocation expenses, write-down/reserve of receivables and other assets, and payments for taxes and external resources related thereto primarily incurred by the Borrower and its Subsidiaries in connection with the restructuring of the Borrower and its Subsidiaries in fiscal years 2018 and 2019 under the restructuring program publicly announced by the Borrower in October 2018 but excluding, for the avoidance of doubt, non-cash charges for asset write-downs or similar matters which are otherwise applicable and included in clause (v) of the definition of Consolidated EBITDA.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership with respect to the Borrower as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Third Amendment” means that certain Third Amendment to Credit Agreement, dated as of the Third Amendment Effective Date, among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” means December 13, 2018.

(b)    The following definitions in Section 1.01 of the Credit Agreement are hereby amended to read as follows:

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The aggregate principal amount of the Aggregate Revolving Commitments in effect on the Third Amendment Effective Date is TWO HUNDRED TWENTY-FIVE MILLION DOLLARS ($225,000,000).

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis and without duplication, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for taxes based on income (including federal, state, local, foreign, and withholding) for Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expense for such period, (iv) non-cash stock based compensation expense for such period, (v) non-recurring expenses of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (vi) to the extent recorded on or before December 31, 2016, the 2014 Strategic Restructuring Charges, (vii) any losses on sales of assets or Equity Interests outside the ordinary course of business for such period, (viii) to the extent incurred on or before December 31, 2018, transaction costs (not including any costs that will be capitalized) in respect of closing the Second Amendment and the Bayou Disposition (whether or not consummated) in an aggregate amount not to exceed $10,000,000, (ix) transaction costs (not including any costs that will be capitalized) incurred by the Borrower, any Loan Party or any Person acquired in respect of any Permitted Acquisition in an aggregate amount not to exceed $5,000,000 for any Permitted Acquisition and $25,000,000 after the Second Amendment Effective Date, in each case, to the extent such costs are incurred no later than twelve months following the consummation of such Permitted Acquisition, (x) to the extent recorded on or before September 30, 2018, the 2017 Strategic Cash Restructuring Charges in an aggregate amount not to exceed $25,000,000, (xi) to the extent recorded on or before December 31, 2019, the 2019 Strategic Cash Restructuring Charges in an aggregate amount not to exceed $27,000,000, and (xii) to the extent incurred on or before December 31, 2018, transaction costs (not including any costs that will be capitalized) in respect of closing the Third Amendment in an aggregate amount not to exceed $1,000,000, and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) all non-cash items increasing Consolidated Net Income for such period (including but not limited to gains or income items for reversal or reduction of Earn Out Obligations or similar contingent consideration amounts), and (ii) any gains on sales of assets or Equity Interests outside the ordinary course of business, all as determined in accordance with GAAP and without duplication of any other income statement items used in calculating Consolidated EBITDA on a Pro Forma Basis.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale and Leaseback Transaction) of any property by any Loan Party or any Subsidiary (including the Equity Interests of any Subsidiary), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, but excluding (a) the sale, lease, license, transfer or other disposition of inventory or equipment in the ordinary course of business; (b) the sale, lease, license, transfer or other disposition in the ordinary course of business of surplus, obsolete or worn out property no longer used or useful in the conduct of business of any Loan Party and its Subsidiaries; (c) any sale, lease, license, transfer or other disposition of property to any Loan Party or any Subsidiary; provided, that if the transferor of such property is a Loan Party (i) the transferee thereof must be a Loan Party or (ii) to the extent such transaction constitutes an Investment, such transaction is permitted under Section 8.02; (d) the sale of Equity Interests in or the sale of substantially all of the assets of the Persons identified on Schedule 8.05; and (e) any Involuntary Disposition.

“Equity Issuance” means any issuance by any Loan Party or any Subsidiary to any Person of its Equity Interests, other than (a) any issuance of its Equity Interests pursuant to the exercise of options or warrants, (b) any issuance of its Equity Interests pursuant to the conversion of any debt securities to equity or the conversion of any class equity securities to any other class of equity securities, (c) any issuance of options or warrants relating to its Equity Interests, (d) any issuance by the Borrower of its Equity Interests as consideration for a Permitted Acquisition, (e) any issuance by the Borrower of its Equity Interests pursuant to any employee or director stock purchase plan, stock option plan or stock incentive plan and (f) any issuance by a Loan Party or any Subsidiary of its Equity Interests to another Loan Party or another Subsidiary. The term “Equity Issuance” shall not be deemed to include any Disposition or the dissolution of, liquidation of, sale of Equity Interests in or sale of substantially all of the assets of any Person listed on Schedule 8.05.

(c)    A new clause (d) is hereby added to Section 1.02 of the Credit Agreement to read as follows:

(d)    Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

(d)    The introductory paragraph of Section 2.02(f) is hereby amended to read as follows:

(f)    The Borrower may at any time and from time to time, upon prior written notice by the Borrower to the Administrative Agent, increase the Commitments (but not the Letter of Credit Sublimit, the Swing Line Sublimit or the Alternative Currency Sublimit) by a maximum aggregate amount of up to THREE HUNDRED MILLION DOLLARS ($300,000,000) as follows:

(e)    The following sentence is hereby added to the end of Section 6.15 of the Credit Agreement:

As of the Third Amendment Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

(f)    In Section 7.02 of the Credit Agreement, clause (h) is hereby amended to be clause (i), clause (i) is hereby amended to be clause (j) and a new clause (h) is hereby added after clause (g) to read as follows:

(h)    Promptly following any request therefor, provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act and the Beneficial Ownership Regulation;

(g)    Clause (j) of Section 8.02 of the Credit Agreement is hereby amended to read as follows:

(j)    Investments received (i) as consideration in connection with Dispositions permitted pursuant to Section 8.05 and (ii) in connection with the sale of Equity Interests in or sale of substantially all of the assets of any Person listed on Schedule 8.05; provided, that, in the case of this clause (ii), the amount of any Investments received in connection with any such sale shall not exceed $5,000,000; provided, further, that, the aggregate amount of all Investments outstanding pursuant to this clause (ii) at any time shall not exceed $15,000,000; and

(h)    Clause (e) of Section 8.04 of the Credit Agreement is hereby amended to read as follows:

(e)    each of the Subsidiaries listed on Schedule 8.05 and any non-operating Subsidiary may be dissolved or liquidated by the Borrower, provided, that, in the case of a Loan Party listed on Schedule 8.05, any assets of such Person are transferred to a Loan Party prior to or in connection with such dissolution,

(i)    Section 8.06(d) of the Credit Agreement is hereby amended to read as follows:

(d)    the Borrower shall be permitted to make additional Restricted Payments so long as (i) no Default or Event of Default exists immediately prior to and after giving effect to such Restricted Payment and (ii) the Consolidated Leverage Ratio (calculated on a Pro Forma Basis after giving effect to such Restricted Payment) is less than 2.50 to 1.0; provided, that, if the Consolidated Leverage Ratio is greater than or equal to 2.50 to 1.0, then the Borrower shall only be permitted to make additional Restricted Payments in an aggregate amount not to exceed (A) $30,000,000 for fiscal year 2018, (B) $32,000,000 for fiscal year 2019, and (C) $40,000,000 in any fiscal year thereafter.

(j)    Section 8.11(a) of the Credit Agreement is hereby amended to read as follows:

(a)    Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than (i) 3.75 to 1.0 as of the end of any fiscal quarter ending during the period from December 31, 2017 to and including June 30, 2018, (ii) 3.50 to 1.0 as of the end of any fiscal quarter ending during the period from September 30, 2018 to and including December 31, 2018, (iii) 3.75 to 1.0 as of the end of any fiscal quarter ending during the period from March 31, 2019 to and including June 30, 2019, (iv) 3.50 to 1.0 as of the end of the fiscal quarter ending September 30, 2019, (v) 3.25 to 1.0 as of the end of any fiscal quarter ending during the period from December 31, 2019 to and including June 30, 2020, and (vi) 3.00 to 1.0 as of the end of any fiscal quarter ending thereafter; provided, that, (A) during a Material Acquisition Period, the applicable Consolidated Leverage Ratio permitted above shall increase by 0.25 (the “Material Acquisition Temporary Increase”), (B) no more than one Material Acquisition Temporary Increase shall be in effect at any time (it being understood that following a Material Acquisition Period, the Consolidated Leverage Ratio permitted shall revert to the ratio set forth above (without any such increase)), and (C) there shall be no more than two (2) Material Acquisition Temporary Increases after the Second Amendment Effective Date.

(k)    Section 8.11(b) of the Credit Agreement is hereby amended to read as follows:

(b)    Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than (i) 1.25 to 1.0 as of the end of the fiscal quarter ended during the period December 31, 2018, (ii) 1.15 to 1.0 as of the end of any fiscal quarter ending during the period from March 31, 2019 to and including September 30, 2019, and (iii) 1.25 to 1.0 as of the end of any fiscal quarter ending thereafter.

(l)    A new Section 11.23 is hereby added to the Credit Agreement to read as follows:

11.23    Release.

Each of the Lenders, the L/C Issuer and the Administrative Agent hereby agree to (a) the automatic release of any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document upon the sale, transfer or other disposition of such Collateral that is sold, transferred or otherwise disposed of as part of or in connection with any sale, transfer or other disposition permitted hereunder or under any other Loan Document (it being understood that the Administrative Agent’s Lien on the proceeds received by the Loan Parties in connection with such sale, transfer or other disposition shall not be released) and (b) the automatic release of any Guarantor ceasing to be a Guarantor as a result of a transaction permitted under the Loan Documents. The Administrative Agent will, at the Borrower’s expense, promptly, and the Lenders and the L/C Issuer authorize the Administrative Agent to, (x) deliver to the applicable Loan Party any Collateral in the Administrative Agent’s possession following the release of such Collateral and (y) execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents.

(m)    Schedule 2.01 to the Credit Agreement is hereby amended to reflect the Revolving Commitments and Applicable Percentages set forth on Schedule 2.01 attached hereto.

(o)    Schedule 8.05 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 8.05 attached hereto.

(p)    Exhibit F to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit F attached hereto.

2.    Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of the conditions set forth below:

(a)    Loan Documents. Receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

(b)    KYC Information.

(i) Upon the reasonable request of any Lender made at least 5 days prior to the Third Amendment Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act, in each case at least 3 days prior to the Third Amendment Effective Date.

(ii) At least 3 days prior to the Third Amendment Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to the Borrower.

(c)    Amendment Fee. Receipt by the Administrative Agent and Bank of America of any fees required to be paid on or before the Third Amendment Effective Date, including, without limitation, receipt by the Administrative Agent, for the account of each Lender executing this

Amendment, a fee in an amount equal to 0.10% of the sum of such Lender’s (i) Revolving Commitment (following the effectiveness of this Amendment) and (ii) outstanding Term Loan.

(d)    Legal Fees. Payment by the Loan Parties of the reasonable out-of-pocket costs and expenses of the Administrative Agent, including without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

4.    Miscellaneous.

(a)    The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.

(b)    Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents. Each Loan Party confirms that, after giving effect to this Amendment, the security interests in the Collateral created pursuant to the Collateral Documents (i) remain in full force and effect, and (ii) continue to secure all Obligations.

(c)    The Borrower and the Guarantors hereby represent and warrant as follows:

(i)    Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)    This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, examinership, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d)    The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or if such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	AEGION CORPORATION,
a Delaware Corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

GUARANTORS:	INSITUFORM TECHNOLOGIES USA, LLC,
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

INA ACQUITION CORP.,
a Delaware Corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: President

AEGION INTERNATIONAL SERVICES, INC.
(f/k/a ITI INTERNATIONAL SERVICES, INC.),
a Delaware corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: President

MANUFACTURED TECHNOLOGIES CORPORATION,
a Mississippi corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

TBC INDUSTRIES, LLC,
(f/k/a THE BAYOU COMPANIES, LLC)
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

AEGION COATING SERVICES, LLC
(F/K/A Commercial Coating Services International, LLC),
a Texas limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

INFRASTRUCTURE GROUP HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: President

FIBRWRAP CONSTRUCTION SERVICES, INC.,
a Delaware Corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

FIBRWRAP CONSTRUCTION SERVICES USA, INC.,
a Delaware corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

FYFE CO. LLC,
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

UNITED PIPELINE SYSTEMS INTERNATIONAL, INC.,
a Delaware corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

UNITED PIPELINE MIDDLE EAST, INC.,
a Delaware corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

AEGION HOLDING COMPANY, LLC,
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: President

CORRPRO COMPANIES, INC.,
an Ohio corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

CORRPRO COMPANIES INTERNATIONAL, INC.,
a Nevada corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

CORRPRO CANADA HOLDINGS, INC.,
a Delaware corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: President

CORRPRO HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: President

INSITUFORM TECHNOLOGIES, LLC,
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

UNITED PIPELINE SYSTEMS, INC.,
a Nevada corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

BRINDERSON, LLC,
(f/k/a Brinderson, L.P.)
a California limited partnership

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

BRINDERSON CONSTRUCTORS, INC.
a California corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

AEGION ENERGY SERVICES, LLC,
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

INSITUFORM NETHERLANDS HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: President

AEGION REHABILITATION SERVICES LIMITED,
a company incorporated in England and Wales

By: /s/ David F. Morris
Name: David F. Morris
Title: Director

CORRPRO COMPANIES ENGINEERING LTD.,
a company incorporated in England and Wales

By: /s/ David F. Morris
Name: David F. Morris
Title: Director

SCHULTZ INDUSTRIAL SERVICES, INC.
(f/k/a Schultz Mechanical Contractors, Inc.)
a California corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

UNDERGROUND SOLUTIONS, INC.,
a Delaware corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

ALLSAFE SERVICES, INC.,
a Delaware corporation

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

AEGION CYPRUS LIMITED,
a Cyprus private company limited by shares

By: /s/ David F. Morris
Name: David F. Morris
Title: Director

P2S SERVTECH, LLC
a Delaware limited liability company

By: /s/ David F. Morris
Name: David F. Morris
Title: Executive Vice President

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Felicia Brinson
Name: Felicia Brinson
Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By: /s/ Eric A. Escagne
Name: Eric A. Escagne
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By: /s/ Amanda A. Schmitt
Name: Amanda A. Schmitt
Title: SVP

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Matt Concannon
Name: Matt Concannon
Title: Senior Vice President

COMPASS BANK
as a Lender

By: /s/ Jay S. Tweed
Name: Jay S. Tweed
Title: SVP

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By: /s/ Helen D. Davis
Name: Helen D. David
Title: Authorized Officer

FIFTH THIRD BANK,
as a Lender

By: Lafayette J. Ford
Name: Lafayette J. Ford
Title: Director

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ John P. Malloy
Name: John P. Malloy
Title: Senior Vice President

BMO HARRIS BANK, N.A.,
as a Lender

By: /s/ Michael Gift
Name: Michael Gift
Title: Director

SCHEDULE 2.01

REVOLVING COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolving Commitment	Applicable Percentage of Revolving Commitment
Bank of America, N.A.	$38,499,614.80	17.110939911%
U.S. Bank National Association	$38,499,614.79	17.110939907%
PNC Bank, National Association	$38,499,614.79	17.110939907%
Compass Bank	$38,499,614.79	17.110939907%
JPMorgan Chase Bank, N.A.	$22,187,981.51	9.861325116%
Fifth Third Bank	$22,187,981.51	9.861325116%
Branch Banking and Trust Company	$14,052,388.29	6.245505907%
BMO Harris Bank, N.A.	$12,573,189.52	5.588084231%
TOTAL	$225,000,000.00	100.000000000%

SCHEDULE 8.05

DISPOSITIONS, DISSOLUTIONS AND LIQUIDATIONS

•	Insituform Asia Limited (Hong Kong)

•	Insituform Hong Kong Limited (Hong Kong)

•	Insituform Pipeline Rehabilitation Private Limited (India)

•	Insituform SPML JV (India)

•	Insituform Linings Asia Sdn Bhd (Malaysia)

•	Insitu Envirotech (S.E. Asia) Pte. Ltd. (Singapore)

•	Insituform Singapore Pte. Ltd. (Singapore)

•	Technologie & Art Pte. Ltd. (Singapore)

*****

•	Insituform sp. z.o.o. (Poland)

•	Aegion Corrosion Protection Holdings Limited (UK)

•	Nu Pipe Limited (UK)

•	Sewer Services Limited (UK)

•	UPS-Aptec Limited (UK)

•	Wilson Walton Overseas Holding Ltd. (UK)

*****

•	Fibrwrap Construction Services Ltd. (Canada)

•	Fyfe Latin America, SA de C.V. (El Salvador)

•	Fyfe Latin America, S.A. (Panama)

•	Brinderson Constructors Inc. (USA)

•	Corrpro Companies International, Inc. (USA)

•	DEH Services, LLC (USA)

•	Fibrwrap Construction Services USA, INC., (USA)

•	Ocean City Research Corp. (USA)

*****

•	Fibrwrap Construction Colombia S.A.S (Columbia)

*****

Exhibit F

[FORM OF]
COMPLIANCE CERTIFICATE

Financial Statement Date: __________, 20___

Date: __________, 20___

To:    Bank of America, N.A., as Administrative Agent

Re:
Amended and Restated Credit Agreement dated as of October 30, 2015 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”) among Aegion Corporation, a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

☐ Check for distribution to Public Lenders and private-side Lenders.1

Ladies and Gentlemen:

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _______________ of the Borrower, and that, in his/her capacity as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements:]

1.
[Attached hereto as Schedule 1 are the][The] year-end audited financial statements required by Section 7.01(a) of the Credit Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section [have been electronically delivered to the Administrative Agent pursuant to the conditions set forth in Section 7.02 of the Credit Agreement].

[Use following paragraph 1 for fiscal quarter-end financial statements:]

1.
[Attached hereto as Schedule 1 are the][The] unaudited financial statements required by Section 7.01(b) of the Credit Agreement for the fiscal quarter of the Borrower ended as of the above date [have been electronically delivered to the Administrative Agent pursuant to the conditions set forth in Section 7.02 of the Credit Agreement]. Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.
The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

_________________________
1If this box is not checked, this Compliance Certificate will only be posted to private-side Lenders.

3.
A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

[or:]

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.
The representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.	Set forth on Schedule [1][2] hereto are true and accurate calculations demonstrating compliance with Section 8.11 of the Credit Agreement on and as of the date of this Compliance Certificate.

6.	The Consolidated Leverage Ratio for purposes of determining the Applicable Rate is ______: 1.0.

[7.
The following is a summary of the material changes in GAAP and in the consistent application thereof that materially impact the Borrower’s financial statements and are not disclosed therein: ___________________.]

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of the date set forth above.

AEGION CORPORATION,
a Delaware corporation

By:
Name:
Title:

Schedule [1][2]
to Compliance Certificate

Capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement. In the event of conflict between the provisions and formulas set forth herein and the provisions and formulas set forth in the Credit Agreement, the provisions and formulas of the Credit Agreement shall prevail.

1.    Consolidated Leverage Ratio

(a)    Consolidated Funded Indebtedness             $____________

(b)    Consolidated EBITDA

(i)    Consolidated Net Income            $____________

(ii)    Consolidated Interest Charges            $____________

(iii)    taxes based on income (including federal,
state, local, foreign and withholding)        $____________

(iv)    depreciation and amortization expense        $____________

(v)    non-cash stock based compensation expense     $____________

(vi)    non-recurring expenses of the Borrower
and its Subsidiaries reducing Consolidated Net
Income which do not represent a cash item    $____________

(vii)	to the extent recorded on or before December
31, 2016, the 2014 Strategic Restructuring
Charges                        $____________

(viii)    any losses on sales of assets or Equity
Interests outside the ordinary course of
business for such period                $____________

(ix)    to the extent incurred on or before December
31, 2018, transaction costs (not including any
costs that will be capitalized) in respect of
closing the Second Amendment and the Bayou
Disposition (whether or not consummated) in an
aggregate amount not to exceed $10,000,000    $____________

(x)    transaction costs (not including any costs that
will be capitalized) incurred by the Borrower,
any Loan Party or any Person acquired in respect
of any Permitted Acquisition in an aggregate
amount not to exceed $5,000,000 for any
Permitted Acquisition and $25,000,000 after
the Second Amendment Effective Date, in each
case, to the extent such costs are incurred no later
than twelve months following the consummation
of such Permitted Acquisition            $____________

(xi)    to the extent recorded on or before September
30, 2018, the 2017 Strategic Cash Restructuring
Charges in an aggregate amount not to exceed
$25,000,000                    $____________

(xii)    to the extent recorded on or before December
31, 2019, the 2019 Strategic Cash Restructuring
Charges in an aggregate amount not to exceed
$27,000,000                    $____________

(xiii)    to the extent incurred on or before December 31,
2018, transaction costs (not including any costs
that will be capitalized) in respect of closing the
Third Amendment in an aggregate amount not to
exceed $1,000,000                $____________

, and minus

(xiv)    all non-cash items increasing Consolidated
Net Income                    $____________

(xv)    any gains on sales of
assets or Equity Interests outside the ordinary
course of business                $____________

(xvi)    Consolidated EBITDA
[sum of (i) though (xiii) above minus (xiv)
and (xv))]                    $____________

(c)    Consolidated Leverage Ratio
[(a)/(b)(xvi)]                        __________:1.0

2.    Consolidated Fixed Charge Coverage Ratio

(a)    Consolidated Adjusted EBITDAR            $____________

(i)    Consolidated EBITDA                 $____________
[1(b)(xvi) above]

(ii)    rent and lease expense                $____________

(iii)    Consolidated Capital Expenditures        $____________

(iv)    Consolidated Taxes                $____________

(v)    Consolidated Adjusted EBITDAR
[(i) + (ii) - (iii) - (iv)]                $____________

(b)    Consolidated Fixed Charges

(i)    Consolidated Interest Charges            $____________

(ii)    Consolidated Scheduled Funded
Debt Payments                    $____________

(iii)    the amount of cash dividends and
other cash distributions relating to the
Borrower’s Equity Interests            $____________

(iv)    rent and lease expense                 $____________

(v)    Consolidated Fixed Charges
[sum of (i) though (iv) above]            $____________

(c)    Consolidated Fixed Charge Coverage Ratio
[(a)(v)/(b)(v)]                        __________:1.0